UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 12, 2007

                                 LHC GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                       8082                    71-0918189
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)

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                      420 West Pinhook Rd., Suite A
                           Lafayette, LA 70503
      (Address of Principal Executive Offices, including Zip Code)

                             (337) 233-1307
          (Registrant's telephone number, including area code)


                                   N/A
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      (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 12, 2007, LHC Group, Inc. (the "Company") issued a press release announcing that it has signed a definitive agreement with Munroe Regional Health System, Inc. (MRHS) to create a partnership relating to the home health services business currently owned by MRHS in Ocala, Florida. LHC Group will acquire a controlling interest in the assets of Munroe Regional Home Health Services and will oversee the day-to-day operations.


Item 9.01 Financial Statements and Exhibits
(c)      Exhibits

          EXHIBIT NO.            DESCRIPTION
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             99.1                Press Release dated April 12, 2007




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           LHC GROUP, INC.


                           By:  /s/ Barry E. Stewart
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                                   Barry E. Stewart
                                   Executive Vice President and Chief
                                   Financial Officer

Dated:   April 12, 2007

                                INDEX TO EXHIBITS


          EXHIBIT NO.            DESCRIPTION
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             99.1                Press Release announcing the
                                 Transaction, dated April 12, 2007.